Exhibit 99.3
                                                                    ------------


                              CYTEC INDUSTRIES INC.
      UNAUDITED PRO FORMA CONDENSED COMBINED QUARTERLY FINANCIAL STATEMENTS


                                                                                                              Page
                                                                                                             --------
Unaudited Pro Forma Condensed Combined Quarterly Financial Information                                         F-2
Unaudited Pro Forma Condensed Combined Statement of Income for the Quarter Ended March 31, 2004                F-3
Unaudited Pro Forma Condensed Combined Statement of Income for the Quarter Ended June 30, 2004                 F-4
Unaudited Pro Forma Condensed Combined Statement of Income for the Quarter Ended September 30, 2004            F-5
Unaudited Pro Forma Condensed Combined Statement of Income for the Quarter Ended December 31, 2004             F-6
Unaudited Pro Forma Condensed Combined Statement of Income for the Quarter Ended March 31, 2005                F-7
Notes to Unaudited Pro Forma Condensed Combined Quarterly Statements of Income                                 F-8

                              CYTEC INDUSTRIES INC.
     UNAUDITED PRO FORMA CONDENSED COMBINED QUARTERLY FINANCIAL INFORMATION

   (dollars and euros in millions, except dollar per euro and per share data)

Cytec Industries Inc. (the "Company" or "Cytec") completed its acquisition of the Surface Specialties business ("Surface Specialties") of UCB S.A. ("UCB") on February 28, 2005, for cash and stock valued at $1,799.6 of which $1,508.8 (1,138.5 euros at 1.325 U.S. dollar per euro) was paid in cash and the balance was paid in 5,772,857 shares of Cytec common stock ($290.8 at $50.37 per Cytec share, based on the five-day average value of the shares before and after February 7, 2005, the date on which the terms of the amended acquisition agreement were announced). The acquisition was accounted for utilizing the purchase method of accounting.

The unaudited pro forma condensed combined quarterly statements of income for each of the quarters ended March 31, 2004, June 30, 2004, September 30, 2004 and December 31, 2004 combine the unaudited adjusted historical consolidated statements of income of the Company for each 2004 quarter, respectively, with the unaudited statements of direct revenues and expenses for the quarters ended March 31, 2004, June 30, 2004, September 30, 2004 and December 31, 2004,
respectively, which was derived from the Combined Special Purpose Financial Statements of Surface Specialties (A business of UCB Group) for the year ended December 31, 2004 ("Special Purpose Financial Statements"), and, and gives effect to the unaudited adjustments necessary to account for the acquisition and other transactions described herein as if such transactions had occurred as of January 1, 2004. The unaudited pro forma condensed combined statement of income for the quarter ended March 31, 2005 combines the historical unaudited consolidated statement of income of the Company for the quarter ended March 31, 2005 with the unaudited results of operations of Surface Specialties for the two months ended February 28, 2005 (the date of acquisition), and gives effect to the unaudited adjustments necessary to account for the acquisition and other transactions described herein as if such transactions had occurred on January 1, 2005.

Differences between the preliminary and final purchase price allocations could have an impact on the accompanying unaudited pro forma condensed combined financial statement information and the Company's future results of operations and financial position. The pro forma results do not include any anticipated cost savings or other effects of the planned integration and are not indicative of the results which would have actually occurred if the business combination had been in effect on the date indicated, or which may result in the future. This information should be read in conjunction with: (i) the accompanying Notes to these Unaudited Pro Forma Condensed Combined Quarterly Statements of Income;
(ii) the Company's Form 10-Q for the three months ended March 31, 2005 (iii) the Company's Form 10-K for the year ended December 31, 2004 and; (iv) the Special Purpose Financial Statements included herein on Exhibit 99.2.

Each of the unaudited pro forma condensed combined quarterly statements of income excludes certain non-recurring charges described herein and excludes the results of the Surface Specialties Amino Resins business ("SSAR") which, pursuant to regulatory approvals, the Company is required to divest by September 2005 and accordingly was classified as a discontinued operation as of the beginning of the periods presented.

                              CYTEC INDUSTRIES INC.
      UNAUDITED PRO FORMA CONDENSED COMBINED QUARTERLY STATEMENT OF INCOME

                      For The Quarter Ended March 31, 2004
                  (dollars in millions, except per share data)

                                                                     Surface
                                                                   Specialties       SSAR             Pro Forma        Pro Forma
                                                         Cytec (1)     (2)      Adjustments(3)       Adjustments         Cytec
--------------------------------------------------------------------------------------------------------------------------------
Revenues                                                  $ 415.2       $ 333.0        (41.9)             -   $        $ 706.3
Cost of sales                                               310.1         249.6        (35.2)            (2.9)(4)        521.6
Other operating expenses                                     58.5          47.7         (3.4)             2.8 (4)        105.6
--------------------------------------------------------------------------------------------------------------------------------
    Operating income                                         46.6          35.7         (3.3)             0.1             79.1
Other income (expense), net                                   0.9          (1.7)          -               -               (0.8)
Equity in earnings of associated companies                    0.3           0.2           -               -                0.5
Interest expense, net                                         3.8           0.5           -              12.8 (4)         17.1
--------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations before income
    taxes                                                    44.0          33.7         (3.3)          (12.7)             61.7
Income taxes                                                 10.8             - (5)       -              55.4 (5)         16.2
--------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations before
     non-recurring charges                                 $ 33.2             -           -             (18.1)           $45.5
--------------------------------------------------------------------------------------------------------------------------------

Basic earnings from continuing operations per
     common share                                         $  0.85                                                       $ 1.02
Diluted earnings from continuing operations per
     common share                                         $  0.83                                                       $ 1.00

Shares used in computation of basic earnings from
    continuing operations per common share             39,099,000                                   5,773,000  (6)  44,872,000
Shares used in computation of diluted earnings from
    continuing operations per common share             40,100,000                                   5,773,000  (6)  45,873,000


            See accompanying Notes to Unaudited Pro Forma Condensed Combined Statements of Income.


                              CYTEC INDUSTRIES INC.
      UNAUDITED PRO FORMA CONDENSED COMBINED QUARTERLY STATEMENT OF INCOME

                       For The Quarter Ended June 30, 2004
                  (dollars in millions, except per share data)

                                                                     Surface
                                                                   Specialties       SSAR        Pro Forma          Pro Forma
                                                      Cytec (1)        (2)      Adjustments(3)  Adjustments           Cytec
--------------------------------------------------------------------------------------------------------------------------------
Revenues                                                  $ 422.0       $ 339.2        (38.4)             -   $        $ 722.8
Cost of sales                                               311.6         254.1        (30.7)           (2.7)(4)         532.3
Other operating expenses                                     61.5          51.1         (3.4)            3.4(4)          112.6
--------------------------------------------------------------------------------------------------------------------------------
    Operating income                                         48.9          34.0         (4.3)            (0.7)            77.9
Other income (expense), net                                 (8.6)           0.5           -                -              (8.1)
Equity in earnings of associated companies                    0.5           0.1           -                -               0.6
Interest expense, net                                         4.5           0.5           -              13.0 (4)         18.0
--------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations before income
    taxes                                                    36.3          34.1         (4.3)           (13.7)            52.4
Income taxes                                                  5.1             - (5)       - (5)           4.8(5)           9.9
--------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations before
     non-recurring charges                                 $ 31.2           -              -           (18.5)            $42.5
--------------------------------------------------------------------------------------------------------------------------------

Basic earnings from continuing operations per
     common share                                         $  0.80                                                       $0.94
Diluted earnings from continuing operations per
     common share                                         $  0.77                                                       $ 0.92

Shares used in computation of basic earnings from
    continuing operations per common share             39,221,000                                   5,773,000  (6)  44,994,000
Shares used in computation of diluted earnings from
    continuing operations per common share             40,321,000                                   5,773,000  (6)  46,094,000


            See accompanying Notes to Unaudited Pro Forma Condensed Combined Statements of Income.



                              CYTEC INDUSTRIES INC.
      UNAUDITED PRO FORMA CONDENSED COMBINED QUARTERLY STATEMENT OF INCOME

                    For The Quarter Ended September 30, 2004
                  (dollars in millions, except per share data)

                                                                     Surface
                                                                   Specialties       SSAR        Pro Forma          Pro Forma
                                                      Cytec (1)        (2)      Adjustments(3)  Adjustments           Cytec
--------------------------------------------------------------------------------------------------------------------------------
Revenues                                                  $ 433.5       $ 333.5        (37.0)             -   $        $ 730.0
Cost of sales                                               332.3         266.2        (31.5)            (2.7)(4)        564.3
Other operating expenses                                     67.3          45.1         (3.4)             3.4 (4)        112.4
--------------------------------------------------------------------------------------------------------------------------------
    Operating income                                         33.9          22.2         (2.1)            (0.7)            53.3
Other income (expense), net                                 (4.9)           1.2           -               -               (3.7)
Equity in earnings of associated companies                    2.2           0.2           -               -                2.4
Interest expense, net                                         4.7           0.4           -              12.9 (4)         18.0
--------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations before income
    taxes                                                    26.5          23.2         (2.1)           (13.6)            34.0
Income taxes
                                                              6.1           - (5)         - (5)           2.1 (5)          8.2
--------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations before
     non-recurring charges                                 $ 20.4           -             -              15.7            $25.8
--------------------------------------------------------------------------------------------------------------------------------

Basic earnings from continuing operations per
     common share                                         $  0.52                                                        $0.57
Diluted earnings from continuing operations per
     common share                                         $  0.50                                                        $0.55

Shares used in computation of basic earnings from
    continuing operations per common share             39,584,000                                   5,773,000  (6)  45,357,000
Shares used in computation of diluted earnings from
    continuing operations per common share             41,028,000                                   5,773,000  (6)  46,801,000


            See accompanying Notes to Unaudited Pro Forma Condensed Combined Statements of Income.

                              CYTEC INDUSTRIES INC.
      UNAUDITED PRO FORMA CONDENSED COMBINED QUARTERLY STATEMENT OF INCOME

                     For The Quarter Ended December 31, 2004
                  (dollars in millions, except per share data)

                                                                     Surface
                                                                   Specialties       SSAR           Pro Forma      Pro Forma
                                                      Cytec (1)        (2)      Adjustments(3)     Adjustments         Cytec
--------------------------------------------------------------------------------------------------------------------------------
Revenues                                                  $ 450.6       $ 343.9        (36.4)             -            $ 758.1
Cost of sales                                               349.0         275.9        (35.1)           (2.7)(4)         587.1
Other operating expenses                                     63.3          47.8         (3.4)            3.4(4)          111.1
--------------------------------------------------------------------------------------------------------------------------------
    Operating income                                         38.3          20.2           2.1           (0.7)             59.9
Other income (expense), net                                  29.5           3.4           -               -               32.9
Equity in earnings of associated companies                    2.2           0.2           -               -                2.4
Interest expense, net                                         4.4           0.5           -              12.9 (4)         17.8
--------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations before income
    taxes                                                    65.6          23.3          2.1            (13.6)            77.4
Income taxes                                                 19.4           -   (5)       -   (5)         3.4 (5)         22.8
--------------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations before
     non-recurring charges                                 $ 46.2           -             -              (17.0)          $54.6
--------------------------------------------------------------------------------------------------------------------------------

Basic earnings from continuing operations per
     common share                                         $  1.17                                                       $ 1.20
Diluted earnings from continuing operations per
     common share                                         $  1.13                                                       $ 1.16

Shares used in computation of basic earnings from
    continuing operations per common share             39,851,000                                   5,773,000  (6)  45,624,000
Shares used in computation of diluted earnings from
    continuing operations per common share             41,293,000                                   5,773,000  (6)  47,066,000


            See accompanying Notes to Unaudited Pro Forma Condensed Combined Statements of Income.


                              CYTEC INDUSTRIES INC.
      UNAUDITED PRO FORMA CONDENSED COMBINED QUARTERLY STATEMENT OF INCOME
                      For The Quarter Ended March 31, 2005
                  (dollars in millions, except per share data)

                                                                       Pro Forma
                                                                        Surface
                                                                       Specialties    Pro Forma          Pro Forma
                                                         Cytec (7)         (8)       Adjustments           Cytec
---------------------------------------------------------------------------------------------------------------------
Revenues                                                      $ 563.9     $ 224.8             -             $ 788.7
Cost of sales                                                   440.3       176.8         $ (12.4)(9)         604.7
Other operating expenses                                        116.5        31.2           (35.2)(9)         112.5
---------------------------------------------------------------------------------------------------------------------
    Operating income                                              7.1        16.8            47.6              71.5
Other income (expense), net                                     (20.4)       (1.9)            -               (22.3)
Equity in earnings of associated companies                        2.1         0.1             -                 2.2
Interest expense, net                                             9.5         2.9            8.1(9)            20.5
---------------------------------------------------------------------------------------------------------------------
Earnings (loss) from continuing operations before
    income taxes                                                (20.7)       12.1            39.5              30.9
Income taxes                                                    (13.7)        -(5)            4.8 (5)          (8.9)
---------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations before
     non-recurring charges                                     $ (7.0)     $ 12.1          $ 34.7             $39.8

Basic earnings (loss) from continuing operations per
     common share                                             $ (0.17)                                        $0.87
Diluted earnings (loss) from continuing operations per
     common share                                             $ (0.17)                                        $0.84

Shares used in computation of basic earnings (loss)
    from continuing operations per common share            42,119,000                   3,848,000 (10)    45,967,000
Shares used in computation of diluted earnings (loss)
    from continuing operations per common share            42,119,000                   5,218,000 (10)    47,337,000


            See accompanying Notes to Unaudited Pro Forma Condensed Combined Statements of Income.


                              CYTEC INDUSTRIES INC.
                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                         QUARTERLY STATEMENTS OF INCOME
   (dollars and euros in millions, except dollar per euro and per share data)

Background: On February 28, 2005, the Company completed its acquisition of the Surface Specialties business of UCB for cash and stock valued at $1,799.6. In addition, there is contingent consideration up to a maximum of 50.0 euros, of which 20.0 euros ($26.5 at 1.325 US dollar per euro) was paid upon closing, subject to refund, and is not included in the total consideration of $1,799.6, with the balance potentially payable in 2006. The contingent consideration is earned on a pro-rata basis pending the achievement of certain full-year operating results by Surface Specialties in 2005. If the contingent consideration is earned, goodwill would be increased. The cash purchase price was also preliminarily adjusted as a result of working capital levels, including cash and certain debt balances which were transferred to the Company at closing. In addition, $12.0 of transaction costs were incurred in connection with the acquisition.

The Company financed the cash component with $600.0 under an unsecured
364-day credit facility, $725.0 under an unsecured five-year term loan and the remaining $184.0 was paid from existing cash. The Company intends to refinance the 364-day borrowing with long-term debt.

The preliminary purchase price allocation reflects an estimate of $527.8 of acquired intangible assets. Included in acquired intangible assets is $45.7 relating to certain tradenames which have indefinite useful lives. The remaining intangibles that were acquired were assigned to customer-related ($382.5), marketing-related ($50.8) and technology-related intangibles ($11.8), and are being amortized over periods of 10 to 15 years. In addition, inventory was increased by $21.0 and property, plant and equipment, net was increased by $60.8, bringing these assets to their respective estimated fair values.

As required by FASB Interpretation No. 4, "Applicability of FASB Statement
No. 2 to Business Combinations Accounted for by the Purchase Method" ("FIN 4"), the portion of the purchase price allocated to acquired in-process research and development of $37.0 has been immediately expensed. An adjustment for the estimated in-process research and development charge incurred by the Company has not been included in the 2004 unaudited pro forma condensed combined statements of income since such adjustment, as related to this acquisition, is non-recurring in nature. Also excluded in 2004 on the basis of it being, as it relates to this acquisition, non-recurring in nature is a charge of $21.0 for the amortization of the write-up to fair value of inventory acquired in the acquisition. The unaudited pro forma condensed combined statement of income for the quarter ended March 31, 2005, includes adjustments to remove the effects of the above charges.

Note 1. Cytec amounts represent the historical unaudited consolidated statements of income of Cytec for each of the quarters ended March 31, 2004, June 30, 2004, September 30, 2004 and December 31, 2004 adjusted to show the retroactive application of the change from the Last-In, First-Out ("LIFO") to the First-In, First-Out ("FIFO") inventory method which was adopted on January 1, 2005. The Company has applied this change retroactively by restating its financial statements as required by Accounting Principles Board Opinion No. 20, "Accounting Changes," and accordingly, the historical Cytec amounts have been restated. Additionally, the quarters ended March 31, 2004 and June 30, 2004 also reflect restatements to show the effects of the adoption of FASB Staff Position 106-2, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003" which was adopted retroactively to January 1, 2004 in the third quarter of 2004.

Note 2. Surface Specialties amounts represent unaudited results for each of the quarters ended March 31, 2004, June 30, 2004, September 30, 2004 and December 31, 2004 which were derived from the statement of direct revenues and expenses included in the Special Purpose Financial Statements. The amounts were translated utilizing an average 2004 exchange rate of 1.2456 U.S. dollars per euro, which is the average rate that the Company used to translate the operations of its euro-based businesses for the year ended December 31, 2004.

Note 3. The results of operations of SSAR are included in the amounts described in Note 2 above. Pursuant to regulatory approvals, the Company is required to divest SSAR by September 2005. SSAR adjustments remove the results of this discontinued operation in order to present pro forma results that are indicative of the continuing operations of the combined entity for each of the quarters ended March 31, 2004, June 30, 2004, September 30, 2004 and December 31, 2004. Other operating expenses were derived by ratably distributing these expenses to each respective quarter.

Note 4. Purchase accounting adjustments as a result of differences between the carrying values of certain assets acquired and their respective fair values based on the preliminary valuation report as well as interest expense on the acquisition-related debt are reflected in the accompanying pro forma statements of income for each of the quarters ended March 31, 2004, June 30, 2004, September 30, 2004 and December 31, 2004. The following table summarizes the pro forma adjustments for each of the quarters:

                               Quarter Ended March Quarter Ended       Quarter Ended           Quarter Ended
                               31, 2004            June 30, 2004       September 30, 2004      December 31, 2004
------------------------------ ------------------- ------------------- ----------------------- ---------------------

Cost of sales - depreciation            (2.9)               (2.7)                 (2.7)                  (2.7)
------------------------------ ------------------- ------------------- ----------------------- ---------------------
Other operating expenses:
     Depreciation                       (0.7)               (0.6)                 (0.6)                  (0.6)
     Amortization                        3.5                 4.0                   4.0                    4.0
------------------------------ ------------------- ------------------- ----------------------- ---------------------
                                         2.8                 3.4                   3.4                    3.4
------------------------------ ------------------- ------------------- ----------------------- ---------------------
Interest expense, net                   12.8                13.0                  12.9                   12.9
------------------------------ ------------------- ------------------- ----------------------- ---------------------

Note 5. Pro forma adjustments for income taxes utilize a rate of 34.5% for the specific adjustments based on the Company's preliminary estimate of the purchase price allocation assigned to the acquired Surface Specialties entities, or in the case of Pro Forma Surface Specialties and SSAR, the rate of 32% which reflects the Company's best estimate of the underlying full year effective tax rate of the businesses for the periods presented herein. No tax benefit is available for the write-off of $37.0 of acquired in process research and development costs described in Note 9.

Note 6. The Company issued 5,772,857 shares of common stock to UCB as a portion of the consideration in the acquisition of Surface Specialties.

Note 7. Cytec amounts represent the historical unaudited consolidated statement of income of Cytec for the quarter ended March 31, 2005 and include the results of operations of Surface Specialties for the one-month period ended March 31, 2005.

Note 8. Pro forma Surface Specialties amounts for the quarter ended March
31, 2005 represent the unaudited results of the Surface Specialties businesses, excluding SSAR, for the two months ended February 28, 2005 (the acquisition date).

Note 9. Pro forma adjustments for the quarter ended March 31, 2005 include the following:

o A reduction in cost of sales of $12.4. This amount is comprised of a reversal of a $10.5 charge which was included in cost of sales for the quarter ended March 31, 2005 related to the amortization of a portion of the write-up to fair value for those inventories which were acquired in the acquisition and subsequently sold to customers. Also included in the $12.4 adjustment is a $1.9 reduction in depreciation expense related to differences between the carrying values and fair values of certain assets acquired.

o A reduction in other operating expenses of $35.2. This amount is comprised of a reversal of the write-off of $37.0 of acquired in-process research and development costs which were included in other operating expenses for the quarter ended March 31, 2005. Additionally, the $35.2 adjustment includes a net $1.8 increase in expense related to incremental amortization on intangibles partially offset by a reduction in depreciation expense for the two months ended February 28, 2005.

o Additional interest expense of $8.1 resulting from the acquisition-related debt for the two months ended February 28, 2005.

Note 10. Represents an adjustment to the weighted average shares outstanding to give effect to two additional months outstanding for the 5,772,857 shares of common stock issued on February 28, 2005 to UCB as a portion of the consideration in the acquisition of Surface Specialties. Additionally, the adjustment to the number of shares used in the computation of diluted earnings per share includes the dilutive effect of Cytec's stock options and restricted and performance stock.